AMERICAFIRST DEFENSIVE GROWTH FUND Class A: DGQAX Class U: DGQUX Class I: DGQIX SUMMARY PROSPECTUS October 31, 2014

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://americafirstfunds.com/investment-products/mutual-funds/defensive-growth-fund. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated October 31, 2014, and statement of additional information, dated October 31, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund seeks to achieve capital appreciation through all market cycles.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of shares on page 39 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)		5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)		1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)		1.00%	1.00%	1.00%
Wire Transfer Fee		$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees		0.50%	1.00%	0.00%
Other Expenses		1.59%	1.59%	1.59%
Interest Expense Dividend Expense Other Expenses	0.61%, 0.61%, 0.61% 0.28%, 0.28%, 0.28% 0.70%, 0.70%, 0.70%
Acquired Fund Fees and Expenses[1]		0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses		3.60%	4.10%	3.10%
Fee Waiver [2]		(0.25)%	(0.25)%	(1.15)%
Total Annual Fund Operating Expenses After Fee Waiver		3.35%	3.85%	1.95%

1

The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2

The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive, with respect to the Fund’s Class A and U Shares, of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation, and with respect to the Fund’s Class I shares, exclusive of any front-end or contingent deferred loads, taxes,  brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.94% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2015.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$821	$1,526	$2,251	$4,154
Class U	$628	$1,444	$2,274	$4,417
Class I	$198	$849	$1,525	$3,331

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 586.64% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, a range of approximately 70% to 100% of its net assets in a portfolio of defensive, non-cyclical equity securities of foreign and domestic companies selected by applying a quantitative strategy.  Equity securities include common stock, preferred stock and convertible preferred stock.  The Fund may not meet its target range during rebalancing transitions as well as upon the discretion of the Fund’s investment advisor.  The Fund strategy was developed by the Fund's investment advisor, AmericaFirst Capital Management, LLC (the “Advisor”).

The Fund seeks to select stocks of historically "defensive" companies.  Defensive companies tend to offer basic consumer necessities where consumer demand tends to be unaffected even in poor economic conditions and therefore may have the ability to weather economic downturns better than non-defensive companies.  The advisor believes that sales and earnings growth of stocks of these defensive companies may remain relatively constant regardless of the ups and downs of the economy due to the generally stable demand for these company’s products.  Industries that are comprised primarily of defensive, non-cyclical companies would include, but are not limited to, Consumer Staples (example: food products, cosmetics & toiletries, brewing, soft drinks, food processing and retail), Healthcare (pharmaceuticals, health care services, medical supplies and equipment) and Utilities (electric, natural gas and water utilities as well as telephone services).  Under normal market conditions, the Fund may overweight portfolio investments primarily in securities in the consumer staples and healthcare sectors which represent numerous industries.  These sectors generally are comprised of companies that are defensive in nature and are selected in an effort to provide capital appreciation while reducing overall portfolio volatility.  The Fund may also invest in securities of companies engaged in the utilities industry.

The Fund may also sell short equity securities from any industry in an attempt to reduce volatility and risk in unfavorable market conditions.  Depending upon market conditions and prospects as determined by the Advisors quantitative models, the Fund may target having approximately 0% to 30% of its assets in short positions under normal market conditions.  The Fund may target having approximately 70% to 100% of its assets in long positions under normal market conditions.   The Fund will invest in securities of companies regardless of market capitalization.  The Fund will rebalance a significant portion of its holdings, based on the Advisor’s quantitative models, on a quarterly basis or more frequent basis.  The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant.  The Advisor’s quantitative models take into account and weight such variables that may include operating earnings yield, price momentum, share buyback, trading liquidity and others when selecting long positions.  In selecting short positions, the Advisor’s quantitative models considers such variables including, but not limited to, poor relative price momentum, poor technical indicators and poor fundamentals.  The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor’s quantitative models.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

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Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in consumer spending, competition, demographics and consumer preferences. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.  This sector can also be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions. Certain companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

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Fixed Income Risk. When the Fund invests in equity securities that may convert to fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Healthcare Sector Risk.  The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

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Management Risk.  The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

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Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors or industries, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

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Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.  In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

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Turnover Risk:  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

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Utilities Sector Risk:  In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely.  In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  The sales charge is reflected in the table, and if it was not included, the return would be more than that shown.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 877-217-8363.

The Fund was reorganized on January 4, 2013 from the AmericaFirst Defensive Growth Fund (“the Predecessor Fund”), a series of the Mutual Fund Series Trust, into a series of AmericaFirst Quantitative Funds, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3/31/13	13.65%
Worst Quarter:	6/30/13	-1.36%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2014 was 5.49%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2013)

Class A Shares	One Year	Since Inception(1)
Return before taxes	17.09%	10.78%
Return after taxes on distributions	13.84%	8.50%
Return after taxes on distributions and sale of Fund shares	9.90%	7.42%
Class I Shares
Return before taxes	23.97%	13.66%
Class U Shares
Return before taxes	19.62%	11.25%
Lipper Long/Short Equity Index(2)	12.75%	5.50%
S&P 500 Total Return Index(3)	32.39%	16.40%

(1)

The inception date of the Fund’s Class A, I and U shares May 23, 2011.

(2)

The Lipper Long/Short Equity Index is an equal-dollar-weighted index of the largest mutual funds within Lipper’s Long/Short Equity classification, which is defined as those funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. Investors cannot invest directly in an index.  The Fund has replaced the S&P 500 with the Lipper Long/Short Equity Index as the Fund’s primary benchmark because it believes the new benchmark is more representative of the Fund’s investment strategy.

(3)

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark index S&P 500 performance does not reflect deductions for fees, expenses or taxes.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Advisor:  AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager:  Rick Gonsalves, the co-founder and President of the Advisor, serves as the Fund's Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2012.  He has served as the Portfolio Manager of the Predecessor Fund since it commenced operations in 2011.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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